SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                15-Oct-03

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF JANUARY 29, 2003, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2003-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  333-101101              95-4596514
(State or Other           (Commission            (I.R.S. Employer
Jurisdiction of           File Number)           Identification
Incorporation)                                   Number)



4500 Park Granada, Calabasas, CA    91302
(Address of Principal               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:          818-225-3237

Item 5.  Other Events

On 15-Oct-03a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Oct-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:      NONE

D.  Item 2: Changes in Securities:  NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated                15-Oct-03

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2003-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:         15-Oct-03

             Beginning
             Certificate
    Class    Balance(1)             Principal                Interest
    Note     812,319,946.20         20,790,910.55              995,091.93

                                                             Ending
                                                             Certificate
    Class    Cusip                  Losses                   Balance
    Note     126671XC5                      0.00             791,529,035.65

          AMOUNTS PER $1,000 UNIT


    Class    Principal              Interest                 Total
    Note       23.10101172             1.10565770              24.20666942


             Ending                                          Current
             Certificate                                     Pass-Through
    Class    Balance                      Losses             Interest Rate
    Note      879.47670628                  0.00                  1.47000%


Investor Certificate Rates based on a LIBOR of:                   1.12000%


Distribution     15-Oct-03

    Distribution Statement
    Sale and Servicing Agreement dated January 29, 2003


(i) Investor Floating Allocation Percentage         99.58153%

(ii)Investor Certificate Distribution Amount     21,786,002.48

(iiiInvestor Certificate Interest                 995,091.93

(iv)Unpaid Investor Cert Int Shortfall paid             0.00
Per $1000 of Original Investor Cert Prin Bal        0.000000

(v) Remaining Unpaid Investor Cert Int Sfall            0.00
Per $1000 of Original Investor Cert Prin Bal        0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal              0.00
Investor Loss Reduction Amounts paid as prin            0.00
    Accelerated Principal Distribution Amount    1,015,561.67
    Scheduled Principal Distribution Amount      19,775,348.88
    Guaranteed Principal Distribution Amount            0.00
    Total Principal Distributed                  20,790,910.55

(viiUnreimbursed Investor Loss Reduction Amnts          0.00
Per $1000 of Original Investor Cert Prin Bal        0.0000000

(ix)Basis Risk Carryforward Distributed                 0.00

(x) Basis Risk Carryforward Remaining                   0.00

(xi)Servicing Fee                                 339,888.97

(xii)
    Invested Amount (before distributions)       812,319,946.20
    Invested Amount (after distributions)        791,529,035.65
Investor Cert Prin Bal (after distributions)     791,529,035.65
    Note Factor                                     0.8794767

(xii Asset Balance of Mortgage Loans             795,958,178.61


(xivCredit Enhancement Draw Amount                      0.00

(xv)Delinquency Information

                            Count      Balance   % of Group Bal
30-59 days                       60 2,176,391.29    0.273430%
60-89 days                       20   764,808.81    0.096087%
90 or more days                  22 1,115,917.91    0.140198%
Total                           102 4,057,118.01    0.509715%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

                          Count     Balance      % of Group Bal
             Bankruptcy           29    719585.81   0.090405%


(xviForeclosure and REO Information


                            Count      Balance   % of Group Bal
    Foreclosure                   4    74,013.00    0.009299%
       REO                        0         0.00    0.000000%
      Total                       4    74,013.00    0.009299%


(xviOptional Serv Adv (Cur Collection Period)           0.00
    Optional Servicer Advances (Outstanding)            0.00

(xviInvestor Certificate Rate                        1.47000%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                                  0
    Principal Balance                                   0.00

(xx)Subordinated Transferor Collections          3,413,581.29

(xxiOvercollateralization Step-Down Amount              0.00

(xxii)
    Available Transferor Subordinated Amount     3,413,581.29
    Required Transferor Subordinated Amount              4,429,142.96
    Transferor Interest Collections                15,600.05
    Transferor Principal Collections             17,950,038.81

(xxiMortgage Loans for which the Mortgage Loan File was not
    delivered to the Indenture Trustee within 30 days of the
    Closing Date
                                    Number                  0
                                    Balance                 0

Other information

    Transferor Principal Balance (Beginning)             3,413,581.29
    Transferor Principal Balance (Ending)                4,429,142.96
    Fixed Allocation Percentage                        99.58%


    Mortgage Loans Payment Summary
    Interest Received                            4,067,786.17
Net Liquidation Proceeds (Allocable to Int)             0.00
Insurance Proceeds (Allocable to Interest)              0.00
Servicer Optional Advance (Allocable to Int)            0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)           0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)           0.00
    Residual Advance                                    0.00
    Total Interest                               4,067,786.17
    Investor Interest Collections                3,712,297.15
    Begining Balance                             815,733,527.49
    Principal Collections                        37,725,387.69
    Net Liquidation Proceeds (Alloc. to Principal       0.00
    Insurance Proceeds (Alloc. to Principal)            0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to Prin       0.00
    Purchase Price (90+ D Delinq) (Alloc. to Prin       0.00
    Loans Removed by Servicer Sect. 2.06                0.00
    Transfer Deposit Amount per Sect. 2.02 (a)          0.00
    Total Principal                              37,725,387.69

    Additional Balances             17,950,038.81
    Ending Principal Balance        795,958,178.61
    Total Collections               41,453,284.89
    Alternative Principal Payment   19,775,348.88

      Loans Average Daily Balance                820,364,477.23


    Weighted Average Loan Rate                        5.8193%
    Weighted Average Net Loan Rate                    5.1893%
    Maximum Rate                                      5.1182%
    Excess Interest                              1,615,894.57

Loan Modification Summary                          Current
Loans with Senior Lien Balance Modification       684,943.79
Loans with Senior Lien Bal. Mod. (CLTV>80%)       749,753.51
Loans with Credit Limit Modification             1,400,440.00
Loans with Gross Margin Modification              482,319.80

Loan Modification Summary                         Cumulative % of Initial
Loans with Senior Lien Balance Modification      3,936,935.76        0.44%
Loans with Senior Lien Bal. Mod. (CLTV>80%)      8,427,431.85        0.95%
Loans with Credit Limit Modification             6,277,834.00        0.71%
Loans with Gross Margin Modification             4,178,988.26        0.47%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall            0.00
    AMBAC Surety Bond in force?                           YES
    Credit Enhancement Draw Amount                      0.00
    Guaranteed Principal Distribution Amount            0.00
    Guaranteed Distribution                       995,091.93
    Credit Enhancement Premium                     85,748.98

    Beginning O/C Amount                                0.00
    Ending O/C Amount                                   0.00
    End O/C Amt (% of Orig Pool Balance)              0.0000%
    Has a Cumulative Loss Test Violation Occurred?                      NO
    Liquidation Loss Amount (Current Period)            0.00
    Liquidation Loss Amount (Cumulative)          100,600.00
    Rolling Six Month Delinquency Rate               0.15753%
    Spread Rate                                      3.71933%
    Excess Spread Rate                               3.71933%
    Rolling three month Excess Spread Percentage     3.72547%
    Required Subordinated Percentage                 0.50000%
    Balance used for Required Subordinated AmountInitial Balance
    Initial Subordinated Amount                  -14171408.79
    Can Required Transferor Subordinated Amount be Reduced?             NO
    Has a Rapid Amortization Event occurred?                            NO
    Cause of Rapid Amortization Event.                                  NA
    Has an Event of Servicing Termination occurred?                     NO
    Cause of Event of Servicing Termination.                            NA





    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CWABS, INC.

                          By: /s/ Barbara Grosse
                          Name:  Barbara Grosse
                          Title: Vice President
                          Bank One

Date 10/15/03